UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

KINETIC CONCEPTS, INC.
 (Exact name of registrant as specified in its charter)

Texas	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 524-9000

______________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Kinetic Concepts, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 31, 2011 for the sole purpose of disclosing the Company’s decision as to the frequency with which it will include advisory votes on executive compensation in future annual meeting proxy materials.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(d)  As previously reported, at the annual meeting of the shareholders of the Company held on May 24, 2011, a majority of the shares cast voted, on an advisory basis, to hold future advisory votes on executive compensation on an annual basis.  After consideration of the shareholder voting results, the Company has determined that the Company will hold an annual advisory vote on executive compensation until the next shareholder advisory vote on the frequency of future votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
DATE: September 19, 2011	BY:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Executive Vice President and Chief Financial Officer